EXHIBIT B

                      ELLISBURG-LEIDY NORTHEAST HUB COMPANY
                                  BALANCE SHEET
                                   (UNAUDITED)


                                                         At March 31, 1997
                                                         -----------------

CURRENT ASSETS
  Cash                                                        $2,329,290
  Accounts Receivable                                          4,150,137
  Inventory                                                      201,693
                                                              ----------

  Total Current Assets                                         6,681,120

PROPERTY & EQUIPMENT                                              28,812
                                                              ----------

  TOTAL ASSETS                                                $6,709,932
                                                              ==========


CURRENT LIABILITIES
  Gas Purchase Payable                                        $6,263,071
  Transportation Payable                                        (110,029)
                                                              ----------

  Total Current Liabilities                                    6,153,042
                                                              ----------

  TOTAL LIABILITIES                                            6,153,042
                                                              ----------


EQUITY
  Contributed Capital - Hub Services, Inc.                       420,599
  Contributed Capital - Leidy Hub, Inc.                          136,291
                                                              ----------

  Total Equity                                                   556,890
                                                              ----------

  TOTAL LIABILITIES & EQUITY                                  $6,709,932
                                                              ==========